Income Taxes - Schedule of Deferred Tax Assets (Details) (10-K) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Net operating loss carry forwards	$ 17,907	$ 29,861
Research and development credits	1,322	1,220
Nonqualified stock option compensation expense	453	537
Other temporary book - tax differences	125	255
Total deferred tax assets	19,807	31,873
Valuation allowance for deferred tax assets	(19,807)	(31,873)
Net deferred tax assets